UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 10, 2017

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On April 10, 2017, MTS Systems Corporation (the “Company”) issued a press release announcing the results of operations and financial condition for the fiscal year ended October 1, 2016 and the fiscal quarter ended December 31, 2016, the first quarter of the Company’s 2017 fiscal year.

During a conference call scheduled to be held at 10:00 a.m. ET on April 11, 2017, the Company’s President and Chief Executive Officer, Dr. Jeffrey A. Graves, and Senior Vice President and Chief Financial Officer, Jeffrey P. Oldenkamp, will discuss the Company’s results for the fiscal year ended October 1, 2016 and the fiscal quarter ended December 31, 2016.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s press release in connection with the announcement. The information in this Item 2.02, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

The Company’s Board of Directors has determined that the Company will hold its virtual annual meeting of shareholders for fiscal year 2017 (the "2017 Annual Meeting") on June 6, 2017, at 9:00 a.m. Central Standard Time.

The Company previously postponed its 2017 Annual Meeting as a result of its internal investigation into apparent violations of the Company’s Code of Conduct involving certain employees in its China operations. As a result, the Company is informing shareholders of a change in the timing for the receipt of shareholder proposals and director nominations for the 2017 Annual Meeting from the deadlines previously disclosed in its proxy materials for the annual meeting of shareholders for fiscal year 2016.

Because the date of the 2017 Annual Meeting has changed by more than 30 days from the date of the previous annual meeting of shareholders, a new deadline has been established for submission of shareholder proposals intended to be included in the Company’s proxy materials for the 2017 Annual Meeting. In accordance with the rules of the Securities and Exchange Commission, if a shareholder desires for the Company to include a proposal in its proxy statement and form of proxy for presentation at the 2017 Annual Meeting, the proposal must be received by the Company at its principal executive offices no later than 5:00 p.m., Central Standard Time on April 14, 2017, which the Company has determined to be a reasonable time before it begins to print and mail its proxy materials. The proposal must include proof of ownership of the Company’s stock and satisfy the other requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

The Company’s bylaws provide certain procedures that a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders other than for inclusion in the Company’s proxy statement in compliance with Rule 14a-8. Because the 2017 Annual Meeting will be held more than 60 days after the first anniversary of the date of the preceding year’s annual meeting of shareholders, the Company must receive the notice of a shareholder’s intention to introduce a nomination or to propose an item of business at the 2017 Annual Meeting at its principal executive offices no later than 5:00 p.m., Central Standard Time on April 20, 2017. The Company’s bylaws set out specific requirements that such shareholders and written notices must satisfy. Copies of those requirements will be forwarded to any shareholder upon written request to the secretary of the Company.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release dated April 10, 2017 announcing the results of operations and financial condition for the fiscal year ended October 1, 2016 and the fiscal quarter ended December 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date:	April 10, 2017	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title	Method of filing
99.1	Press Release dated April 10, 2017 announcing the results of operations and financial condition for the fiscal year ended October 1, 2016 and the fiscal quarter ended December 31, 2016.	Furnished electronically